POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NEW FRONTIERS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-170791 and 811-22498), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 20th day of January, 2011.

NEW FRONTIERS TRUST

By:

/s/ Rakesh Mehra

Rakesh Mehra, President

STATE OF OHIO

)

)

ss:

COUNTY OF CUYAHOGA

)

Before me, a Notary Public, in and for said county and state, personally appeared Rakesh Mehra, President, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 20th day of January, 2011.

[SEAL]

/s/ Frances M. McClean

Notary Public

My commission expires

5/17/2015

Frances M. McClean

Notary Public, State of Ohio

My commission expires 5/17/2015

CERTIFICATE

The undersigned, Secretary of NEW FRONTIERS TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held January 20, 2011, and is in full force and effect:

WHEREAS, NEW FRONTIERS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-170791 and 811-22498), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  January 20, 2011

/s/ Rakesh Mehra

Rakesh Mehra, Secretary

New Frontiers Trust

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NEW FRONTIERS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee and the President, Principal Executive Officer, Treasurer and Principal Financial Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-170791 and 811-22498), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of January, 2011.

/s/ Rakesh Mehra

Rakesh Mehra

Trustee

President and Principal Executive Officer

Treasurer and Principal Financial Officer

STATE OF OHIO

)

)

ss:

COUNTY OF CUYAHOGA

)

Before me, a Notary Public, in and for said county and state, personally appeared Rakesh Mehra, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 20th day of January, 2011.

[SEAL]

/s/ Frances M. McClean

Notary Public

My commission expires

5/17/2015

Frances M. McClean

Notary Public, State of Ohio

My commission expires 5/17/2015

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NEW FRONTIERS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-170791 and 811-22498), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of January, 2011.

/s/ Gerald A. Fallon

Gerald A. Fallon

Trustee

STATE OF OHIO

)

)

ss:

COUNTY OF CUYAHOGA

)

Before me, a Notary Public, in and for said county and state, personally appeared Gerald A. Fallon, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 20th day of January, 2011.

[SEAL]

/s/ Frances M. McClean

Notary Public

My commission expires

5/17/2015

Frances M. McClean

Notary Public, State of Ohio

My commission expires 5/17/2015

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NEW FRONTIERS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-170791 and 811-22498), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of January, 2011.

/s/ Robert Warren, Jr.

Robert Warren, Jr.

Trustee

STATE OF OHIO

)

)

ss:

COUNTY OF CUYAHOGA

)

Before me, a Notary Public, in and for said county and state, personally appeared Robert Warren, Jr., known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 20th day of January, 2011.

[SEAL]

/s/ Frances M. McClean

Notary Public

My commission expires

5/17/2015

Frances M. McClean

Notary Public, State of Ohio

My commission expires 5/17/2015

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NEW FRONTIERS TRUST a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for her and in her name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-170791 and 811-22498), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of January, 2011.

/s/ Richard Ruhland

Richard Ruhland

Trustee

STATE OF OHIO

)

)

ss:

COUNTY OF CUYAHOGA

)

Before me, a Notary Public, in and for said county and state, personally appeared Richard Ruhland, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 20th day of January, 2011.

[SEAL]

/s/ Frances M. McClean

Notary Public

My commission expires

5/17/2015

Frances M. McClean

Notary Public, State of Ohio

My commission expires 5/17/2015